Supplement dated December 30, 2005

To The Prospectus Dated May 2, 2005 For

DEFINED STRATEGIESSM

Issued By JACKSON NATIONAL LIFE INSURANCE COMPANY®

Through JACKSON NATIONAL SEPARATE ACCOUNT – I

This supplement updates the prospectus. Please read and keep it together with your copy of the prospectus for future reference.

With the JNL Variable Fund LLC, please note the following name changes (and disclaimers), effective January 17, 2006:

JNL/Mellon Capital Management DowSM 10 Fund

(Formerly, JNL/Mellon Capital Management The DowSM 10 Fund)

JNL/Mellon Capital Management S&P® 10 Fund

(Formerly, JNL/Mellon Capital Management The S&P® 10 Fund)

"Dow Jones®," "Dow Jones Industrial AverageSM," "DJIASM," "DowSM" and "Dow 10SM" are service marks of Dow Jones & Company, Inc. (Dow Jones) and have been licensed for use for certain purposes by Jackson National Life Insurance Company. Dow Jones has no relationship to the annuity and Jackson National Life Insurance Company, other than the licensing of the Dow Jones Industrial Average (DJIA) and its service marks for use in connection with the JNL/Mellon Capital Management DowSM 10 Fund. Please see Appendix A for additional information. The JNL/Mellon Capital Management DowSM 10 Fund is not sponsored, endorsed, sold or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of investing in such product.

(To be used with VC3652 Rev. 05/05)

V13311 01/06

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